UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22635

Blackstone Alternative Alpha Master Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue, 28th Floor

New York, NY 10154

(Address of Principal Executive Offices)

Peter Koffler, Esq.

c/o Blackstone Alternative Asset Management L.P.

345 Park Avenue

28th Floor

New York, NY 10154

(Name and Address of Agent for Service)

With a copy to:

James E. Thomas, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Registrant’s telephone number, including area code: (212) 583-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Item 1. Reports to Stockholders.

Blackstone

Blackstone Alternative Asset Management L.P.

ANNUAL REPORT

For the Year Ended March 31, 2020

Blackstone Alternative Alpha Master Fund and Subsidiary

Beginning on May 8, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website. You will be notified by mail each time a report is available, and you will be provided with a website link to access the report.

If you already have elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Distributor or the Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling 1-855-890- 7725 to make such arrangements. Shareholders who hold accounts through a broker-dealer or other financial intermediary should contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with the Distributor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-855-890-7725 to make such arrangements. For shareholders who hold accounts through a broker-dealer or other financial intermediary, please contact your financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your Fund shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

Capitalized terms not defined herein have the meanings assigned to them in the registration statement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of

Blackstone Alternative Alpha Master Fund and Subsidiary

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Blackstone Alternative Alpha Master Fund and Subsidiary (the “Master Fund”), including the consolidated schedule of investments, as of March 31, 2020, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Master Fund as of March 31, 2020, and the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on the Master Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Master Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments in investee funds owned as of March 31, 2020, by correspondence with the investment managers or their administrators; when replies were not received from the investment managers or their administrators, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 1 to the financial statements, on December 16, 2019, the Board of Trustees of the Fund approved a plan to liquidate the Master Fund. As of December 31, 2019, the Master Fund began to liquidate its investments in investee funds. Our opinion is not modified with respect to this matter.

Deloitte & Touche LLP

New York, New York

May 26, 2020

We have served as the auditors of one or more investment companies within the group of investment companies since 2010.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statement of Assets and Liabilities

As of March 31, 2020

Assets:
Investments in Investee Funds, at fair value (Cost $5,794,333)	$1,634,791
Cash	45,312,664
Receivable from Investments sold/redeemed	353,911,392
Receivable for shares issued to feeder funds	2,380,092
Interest receivable	3,817

Total assets	403,242,756

Liabilities:
Management fees payable	1,616,724
Payable to Investment Manager	1,104,864
Commitment fees payable	54,166
Trustees fees payable	6,382
Accrued expenses and other liabilities	380,447

Total liabilities	3,162,583

Net assets	$400,080,173

Components of Net Assets:
Paid-in capital	$397,215,102
Total Accumulated Earnings	2,865,071

Net assets	$400,080,173

Net Asset Value:
Net assets	$400,080,173
Shares of beneficial interests outstanding, no par value, unlimited shares authorized	389,813

Net asset value per share	$1,026.34

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Schedule of Investments

March 31, 2020

	Shares	Cost	Fair Value	Percentage of Total Net Assets	First Acquisition Date	Redemptions Permitted(1)	Redemption Notification Period(1)
Investments in Investee Funds:
Equity(a)
STM LCB, LLC(2)	4,650	$5,758,374	$1,627,500	0.41%	3/31/2020	Non- Redeemable	Non- Redeemable
Visium Balanced Offshore Fund, Ltd.(2)	18	35,959	7,291	—	4/1/2012	Non- Redeemable	Non- Redeemable

Total		5,794,333	1,634,791	0.41%

Total Investments in Investee Funds(3)		$5,794,333	$1,634,791	0.41%

Other assets, less liabilities			398,445,382	99.59%

Total Net Assets			$400,080,173	100.00%

Percentage of total net assets represents each respective investment in Investee Fund at fair value as compared to total net assets.

The Consolidated Master Fund (as defined herein) is not able to obtain information about certain specific investments held by the Investee Funds due to lack of available data.

Investee Funds are organized in the United States, unless otherwise noted. Investee Funds are non-income producing securities.

Investee Funds are restricted securities per Rule §210.12-12.8 of Regulation S-X.

(1)	Reflects general redemption terms for each Investee Fund. See Note 4 in the Notes to the Consolidated Financial Statements for Major Investment Strategies disclosure.
(2)	Investee Fund is organized in a non-U.S. offshore jurisdiction.
(3)	The total cost of Investee Funds organized in non-U.S. offshore jurisdictions is $5,794,333 with a fair value of $1,634,791.
(a)

The Equity strategy generally includes equity-focused Investee Funds with strategies using a bottom-up analysis that do not actively trade exposures, strategies focusing on shorter-term dynamics and appreciation for market technicals, strategies based on top-down thematic/macro views and strategies using technically driven statistical arbitrage with fundamental quantitative long/short positions.

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statement of Operations

For the Year Ended March 31, 2020

Net Investment Loss:
Income:
Interest	$337,675

Expenses:
Management fees	5,384,487
Legal	663,932
Administration	309,659
Commitment fees	262,031
Risk monitoring	247,729
Professional	189,666
Transfer agent fees	89,276
Custody	72,178
Trustee	61,779
Insurance	48,938
Other	81,260

Total expenses	7,410,935

Net Investment Loss	(7,073,260)

Realized and Unrealized Gain/(Loss) from Investments:
Net realized gain from investments in Investee Funds	91,472,369
Net change in unrealized depreciation from investments in Investee Funds	(103,162,506)

Net Realized and Unrealized Gain/(Loss) from Investments	(11,690,137)

Net Decrease in Net Assets resulting from Operations	$(18,763,397)

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(7,073,260)	$(10,912,681)
Net realized gain from investments in Investee Funds	91,472,369	44,748,790
Net change in unrealized depreciation from investments in Investee Funds	(103,162,506)	(33,458,493)

Net increase (decrease) in net assets resulting from operations	(18,763,397)	377,616

Distributions to shareholders	(27,066,622)	(32,848,208)

Capital Transactions:
Shareholder subscriptions	7,388,092	19,382,134
Shareholder redemptions	(195,955,611)	(154,294,057)
Reinvestment of distributions	—	32,848,208

Net decrease in net assets from capital transactions	(188,567,519)	(102,063,715)

Net Assets:
Total decrease in net assets	(234,397,538)	(134,534,307)
Beginning of year	634,477,711	769,012,018

End of year	$400,080,173	$634,477,711

Share Transactions:
Beginning of year	554,182	640,352
Shares issued	6,369	16,714
Shares redeemed	(170,738)	(133,246)
Shares reinvested	—	30,362

End of year	389,813	554,182

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2020

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(18,763,397)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net realized gain from investments in Investee Funds	(91,472,369)
Net change in unrealized depreciation from investments in Investee Funds	103,162,506
Purchase of investments in Investee Funds	(205,566)
Proceeds from redemptions of investments in Investee Funds	616,637,075
Increase in receivable from Investments sold/redeemed	(317,622,102)
Increase in receivable for shares issued to feeder funds	(2,379,972)
Decrease in interest receivable	24,803
Decrease in management fees payable	(486,202)
Decrease in payable to Investment Manager	(449,784)
Decrease in commitment fees payable	(15,709)
Increase in trustees fees payable	6,382
Decrease in accrued expenses and other liabilities	(314,320)

Net cash provided by operating activities	288,121,345

Cash Flows from Financing Activities:
Proceeds from shareholder subscriptions	7,388,092
Payments for shareholder distributions	(27,066,622)
Payments for shareholder redemptions of shares	(239,021,751)

Net cash used in financing activities	(258,700,281)

Net change in cash	29,421,064
Cash, beginning of year	15,891,600

Cash, end of year	$45,312,664

Supplemental Disclosure of Non-cash Operating Activities:
In-kind transfer from SteelMill Fund Ltd to STM LCB LLC	$5,758,367

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Financial Highlights

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$1,144.89	$1,200.92	$1,190.72	$1,073.77	$1,234.31
Income/(loss) from Investment Operations:
Net investment loss[1]	(15.09)	(17.85)	(16.20)	(14.16)	(15.48)
Net realized and unrealized gain/(loss) from investments	(42.15)	17.08	74.00	133.39	(114.95)

Net income/(loss) from investment operations	(57.24)	(0.77)	57.80	119.23	(130.43)

Distributions to shareholders from ordinary income	(8.35)	(5.52)	(19.10)	(2.28)	—
Distributions to shareholders from net realized capital gains	(52.96)	(49.74)	(28.50)	—	(30.11)

Net Asset Value, end of year	$1,026.34	$1,144.89	$1,200.92	$1,190.72	$1,073.77

Financial Ratios:
Expenses to average net assets	1.39%	1.57%	1.48%	1.46%	1.45%

Net investment loss to average net assets	(1.32)%	(1.50)%	(1.33)%	(1.25)%	(1.33)%

Portfolio turnover	0.05%	32.69%	2.47%	13.15%	8.97%

Total return	(5.52)%	0.20%	4.90%	11.11%	(10.70)%

Net assets, end of year (000s)	$400,080	$634,478	$769,012	$863,662	$944,402

[1]	Calculated using average shares outstanding during the year.

The financial ratios represent the expenses and net investment loss to average monthly net assets for the year. The ratios do not reflect the Consolidated Master Fund’s share of the income and expenses of the underlying Investee Funds.

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements

March 31, 2020

1. Organization

Blackstone Alternative Alpha Master Fund (the “Master Fund”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company, commenced operations on April 1, 2012. Blackstone Alternative Alpha Fund and Blackstone Alternative Alpha Fund II (the “Feeder Funds”) invest substantially all of their assets in the Master Fund. The Master Fund’s investment objective is to seek to earn attractive long-term risk-adjusted returns.

The Master Fund owns 100% of the shareholder interest of Blackstone Alternative Alpha Sub Fund I Ltd. (the “Intermediate Fund”), an exempted company incorporated under the laws of the Cayman Islands on March 14, 2012 for the purpose of facilitating the implementation of the Master Fund’s investment objectives. The Consolidated Financial Statements include the financial statements of the Master Fund and the Intermediate Fund (collectively, the “Consolidated Master Fund”).

The investment manager of the Consolidated Master Fund and the Feeder Funds is Blackstone Alternative Asset Management L.P. (“BAAM” or the “Investment Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. Each of the Master Fund, the Feeder Funds and the Intermediate Fund is a commodity pool subject to regulation by the Commodity Futures Trading Commission (“CFTC”). BAAM, the commodity pool operator of the Master Fund, the Feeder Funds and the Intermediate Fund, is registered with the CFTC, but has claimed relief with respect to the Fund and the Master Fund pursuant to Rule 4.12(c)(3) under the Commodity Exchange Act with respect to the Master Fund and the Feeder Funds, and Rule 4.7 with respect to the Intermediate Fund, from certain disclosure, reporting and recordkeeping requirements otherwise applicable to commodity pools. The Board of Trustees (the “Board” and each member a “Trustee”) of the Master Fund supervises the conduct of the Consolidated Master Fund’s and the Feeder Funds’ affairs and, pursuant to their respective investment management agreements, has engaged BAAM to manage the Consolidated Master Fund’s and Feeder Funds’ day-to-day investment activities.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the registration statement of the Master Fund.

On December 16, 2019, the Board of Trustees of the Master Fund approved a plan to liquidate the Master Fund (the “Plan of Liquidation”) and a plan to liquidate each Feeder Fund. As of December 31, 2019, the Master Fund began to liquidate its investments in Investee Funds.

Based on the best available information, the Master Fund’s Investment Manager has accrued income and expenses which the Fund is expected to receive and pay through final dissolution of the Fund. Amounts are included in the Consolidated Statement of Assets and Liabilities.

2. Basis of Presentation

The Consolidated Master Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars.

The Master Fund is an investment company in accordance with Accounting Standards Codification 946, Financial Services—Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies. The Master Fund follows the accounting and reporting guidance in ASC 946.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2020

The preparation of financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates and these differences could be material.

Consolidation

The Fund consolidates its investment in the Intermediate Fund. Accordingly, the consolidated financial statements include the assets and liabilities and the results of operations of the Intermediate Fund. All material intercompany balances and transactions have been eliminated.

3. Significant Accounting Policies

Fair Value Measurements

Valuation Process

The valuation of the Consolidated Master Fund’s investments is reviewed monthly by the valuation committee (“Valuation Committee”). The Valuation Committee is delegated by the Board with the administration and oversight of the Consolidated Master Fund’s valuation policies and procedures. The Valuation Committee determines the fair value of investments in accordance with the current fair value guidance and as described below. In the event the Valuation Committee determines, in its discretion and based on its own due diligence and investment monitoring procedures, that the valuation of any investment determined, as set forth below, does not represent fair value, the Valuation Committee will value such investments at fair value in accordance with procedures adopted in good faith and approved by the Board, as may be amended from time to time.

Investments in Investee Funds

The fair value of investments in investment partnerships, managed funds, and other investment funds (“Investee Fund(s)”) is generally determined using the reported net asset value per share of the Investee Fund, or its equivalent (“NAV”), as a practical expedient for fair value if the reported NAV of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies, in accordance with ASC 946. In order to use the practical expedient, the Investment Manager has internal processes to independently evaluate the fair value measurement process utilized by the underlying Investee Fund to calculate the Investee Fund’s NAV in accordance with ASC 946. Such internal processes include the evaluation of the Investee Fund’s process and related internal controls in place to estimate the fair value of its underlying investments that are included in the NAV calculation, performing ongoing operational due diligence, review of the Investee Fund’s audited financial statements, and ongoing monitoring of other relevant qualitative and quantitative factors. Any investments in Investee Funds that do not use NAV as a practical expedient for fair value will follow the fair value hierarchy disclosed in Note 4. The fair value of Master Fund’s investments is valued in good faith by the Investment Manager and the investments are classified as Level 3 within the fair value hierarchy. As of year-end, the fair value of Level 3 investments was $1,634,791, of which one investment was considered a transfer into Level 3, which had a fair value of $1,627,500 as of year-end. There were no purchases or sales during the year.

The fair value of investments in Investee Funds is reported net of management fees and incentive allocations/fees. The Investee Funds’ management fees and incentive allocations/fees are reflected in realized and unrealized gain from investments in the Consolidated Statement of Operations.

Due to the inherent uncertainty of these estimates, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2020

The investments in Investee Funds may involve varying degrees of interest rate risk, credit risk, foreign exchange risk, and market, industry or geographic concentration risk. While the Investment Manager monitors and attempts to manage these risks, the varying degrees of transparency into and potential illiquidity of the financial instruments held by the Investee Funds may hinder the Investment Manager’s ability to effectively manage and mitigate these risks.

Fair Value of Financial Instruments

The fair value of the Consolidated Master Fund’s assets and liabilities which qualify as Financial Instruments under the existing accounting guidance for Financial Instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities due to their short term nature.

Investment Transactions and Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Income and expenses, including interest, are recorded on an accrual basis.

The net realized gains or losses from investments in Investee Funds are recorded when the Consolidated Master Fund redeems or partially redeems its interest in the Investee Funds or receives distributions in excess of return of capital. Realized gains and losses from redemptions of investments are calculated using the first-in, first-out cost basis methodology.

Cash

At March 31, 2020, the Consolidated Master Fund had $45,312,664 of cash held at a major U.S. bank.

Contingencies

Under the Master Fund’s Amended and Restated Declaration of Trust (“Declaration of Trust”), the Master Fund’s officers and Trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Fund. Additionally, in the normal course of business, the Consolidated Master Fund enters into contracts that contain a variety of representations and indemnifications. The Consolidated Master Fund’s maximum exposure under these arrangements is unknown. To date, the Consolidated Master Fund has not had claims or losses pursuant to these contracts, although there is no assurance that it will not incur losses in connection with these indemnifications in the future.

Income Taxes

The Master Fund’s policy is to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net long-term capital gains to its shareholders. Therefore, no federal income tax provision is expected to be required. The Master Fund files U.S. federal and various state and local tax returns.

Management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns for the current open tax years ended October 31, 2016, October 31, 2017, October 31, 2018 and October 31, 2019 and has concluded, as of March 31, 2020, that no provision for income tax would be required in the Master Fund’s financial statements. The Master Fund’s federal and state income and federal excise tax returns for the current open tax years are subject to examination by the Internal Revenue Service and state taxing authorities.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2020

The Intermediate Fund is a controlled foreign corporation (“CFC”) for U.S. income tax purposes. As a wholly-owned CFC, the Intermediate Fund’s net income and capital gains, to the extent of its earnings and profits, are included in the Master Fund’s investment company taxable income.

For the current open tax years and for all major jurisdictions, management of the Intermediate Fund has concluded that there are no significant uncertain tax positions that would require recognition in the Master Fund’s financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months. As a result, no income tax liability or expense, including interest and penalties, has been recorded within these consolidated financial statements.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of capital gains, if any, are declared and paid at least annually. Dividends and capital gain distributions paid by the Master Fund will be reinvested in additional Shares (defined below) of the Master Fund unless a shareholder elects not to reinvest in Shares or is otherwise ineligible. Shares purchased by reinvestment will be issued at their net asset value on the ex- dividend date.

Borrowings Under Credit Facility

During the year, the Master Fund had two secured revolving borrowing facilities (the “Facilities”) of $43,000,000 and $35,000,000 (the “First Facility” and the “Second Facility”, respectively). Borrowings under the Facilities are used primarily for bridge financing purposes and are secured by the assets of the Master Fund. During the year, the First Facility was terminated and the Second Facility was entered into.

Under the terms of the agreement for the First Facility, the outstanding borrowings bore interest at a rate equal to 3-month LIBOR plus 1.00% per annum. A commitment fee was charged in the amount of 0.65% per annum on the total commitment amount of the First Facility. On September 30, 2019, outstanding borrowings and accrued interest, if any, were paid and the First Facility was terminated.

Effective October 1, 2019, the Master Fund entered into the Second Facility. Under the terms of the agreement for the Second Facility, the Second Facility may be increased or decreased upon mutual written consent of the Master Fund and the lender. Outstanding borrowings would bear interest at a rate equal to 3-month LIBOR plus 1.00% per annum (3.33% at March 31, 2020). A commitment fee was charged in the amount of 0.60% per annum on the total commitment amount of the Second Facility. At March 31, 2020, the Master Fund had no outstanding borrowings under the Second Facility. On April 24, 2020, outstanding borrowings and accrued interest, if any, were paid and the Second Facility was terminated.

During the year ended March 31, 2020, the Master Fund did not borrow from either of the Facilities.

Restricted Securities

The Master Fund may purchase securities which are considered restricted. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended, or are subject to contractual restrictions on public sales. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. The Master Fund will not incur any registration costs upon such resales. The Master Fund cannot demand registration of restricted securities. The Master Fund’s restricted securities, like other securities, are priced in accordance with the Valuation Procedures. Restricted securities are identified in the Consolidated Schedule of Investments.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2020

COVID-19 and Global Economic and Market Conditions

During the fourth quarter of the fiscal year, the World Health Organization designated the global outbreak of COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The global impact of the outbreak continues to rapidly evolve, and many countries have instituted quarantines and restrictions on travel, closed financial markets and/or restricted trading, and closed or limited hours of operations of non-essential businesses. Such actions are creating severe economic contraction and adversely impacting many industries.

The continued rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on financial market and economic conditions. The estimates and assumptions underlying these condensed consolidated financial statements are based on the information available as of March 31, 2020, including judgments about the ultimate adverse impact of COVID-19 on financial market and economic conditions which may change substantially over time.

4. Investments

Major Investment Strategies

Investments in Investee Funds that are non-redeemable or subject to other restrictions such as a lockup at the measurement date or have the ability to limit the individual amount of investor redemptions shall be classified as having a redemption restriction.

The following table summarizes investments in Investee Funds, by investment strategy, the unfunded commitment of each strategy (if applicable), and the amount of the investment in Investee Fund that cannot be redeemed as of year-end because of redemption restrictions put in place by the Investee Funds.

Investments in Investee Funds by Strategy	Unfunded Commitment $	Non-Redeemable Investments (A)		Other Restricted Investments (B)		Investments Subject to No Restrictions	Total $
		Amount $	Redemption Restriction Commencement Date	Amount $	Redemption Restriction Term	Amount $

Equity	—	1,634,791	June 2016	—	—	—	1,634,791

Total	—	1,634,791	—	—	—	—	1,634,791

(A) Investments in Investee Funds cannot currently be redeemed and the remaining redemption restriction period is not known. The date the redemption restriction commenced is disclosed.

(B) Investments subject to other restrictions include investments in Investee Funds that are subject to a lockup at the measurement date and/or have the ability to limit the individual amount of investor redemptions. The redemption restriction term is based on the restriction period (or range of restriction periods) for Investee Funds as defined in each respective Investee Fund’s governing legal agreement, without consideration of the length of time elapsed from the date of the investments in the Investee Funds. The Consolidated Master Fund’s investment in a particular Investee Fund classified within the strategies above may be comprised of investments with differing liquidity terms or investments which were made at differing points in time.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2020

Purchases and sales of investments (inclusive of non-cash activity) for the year ended March 31, 2020 were $5,963,933 and $622,395,442 respectively.

Fair Value Hierarchy

Fair value guidance defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The hierarchy established under the fair value guidance gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

Level 1 — Quoted prices are available in active markets for identical investments as of the measurement date. Quoted prices for these investments are not adjusted.

Level 2 — Quoted prices are available in markets that are not active or model inputs are based on inputs that are either directly or indirectly observable as of the measurement date.

Level 3 — Pricing inputs are unobservable for the investment and include instances where there is little, if any, market activity for the investment.

The fair value hierarchy is not meant to be indicative of the classification of investments held in the underlying portfolio of the Investee Fund.

5. Fund Terms

Issuance of Shares

In conjunction with the Plan of Liquidation, the Master Fund suspended offers and sales of shares of beneficial interest (“Shares”).

Prior to the Plan of Liquidation, the Master Fund was authorized to issue an unlimited number of Shares. The Master Fund issued Shares as of the first business day of the month or at such other times as determined by the Board upon receipt of an initial or additional application for Shares. The Master Fund reserved the right to reject, in whole or in part, any applications for subscriptions of Shares. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s Declaration of Trust.

Repurchase of Shares

In conjunction with the Plan of Liquidation, the Investment Manager does not currently intend to recommend that the Board approve the commencement of any offers to purchase Shares.

Prior to the Plan of Liquidation, the Master Fund from time to time offered to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders. Repurchases were made only at such times and on such terms as determined by the Board, in its complete and exclusive discretion. In determining whether the Master Fund should repurchase Shares from shareholders pursuant to written tenders, the Master Fund’s Board considered the Investment Manager’s recommendations, among other factors. The Investment Manager expected to recommend quarterly repurchases.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2020

6. Related Party Transactions

Blackstone Holdings Finance Co. L.L.C. (“FINCO”), an affiliate of the Master Fund, pays expenses on behalf of the Master Fund. The Master Fund reimburses FINCO for such expenses paid on behalf of the Master Fund. FINCO does not charge any fees for providing such administrative services. At year-end March 31, 2020, the amount outstanding is $1,104,864.

Management Fee

In conjunction with the Plan of Liquidation, effective January 1, 2020, the Investment Manager waived its management fee (the “Management Fee”).

Prior to January 1, 2020, the Master Fund paid the Investment Manager a Management Fee quarterly in arrears (accrued on a monthly basis), equal to 1.25% (annualized) of the Master Fund’s net asset value at the end of such month before giving effect to the payment of the management fee or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Management Fee for any period less than a full quarter was pro-rated.

Expense Payments

The Investment Manager pays expenses on behalf of the Consolidated Master Fund and is subsequently reimbursed for such payments. As of March 31, 2020, the Consolidated Master Fund had $1,104,864 payable to the Investment Manager recorded in the Consolidated Statement of Assets and Liabilities.

7. Financial Instruments and Off-Balance Sheet Risk

In the normal course of business, the Investee Funds may enter into certain financial instrument transactions which may result in off-balance sheet market risk and credit risk. The Consolidated Master Fund’s market risk is also impacted by an Investee Fund’s exposure to interest rate risk, foreign exchange risk, and industry or geographic concentration risk. The Investee Funds invest in these instruments for trading and hedging purposes. The Consolidated Master Fund is indirectly subject to certain risks arising from investments made by the Investee Funds.

Market Risk

Market risk is the risk of potential adverse changes to the value of financial instruments because of changes in market conditions such as interest and currency rate movements. The Consolidated Master Fund is exposed to market risk indirectly as a result of the types of investments entered into by the Investee Funds. The Consolidated Master Fund actively monitors its exposure to market risk.

Investee Funds may invest in entities that trade or may invest directly in interest rate swaps, credit default swaps, exchange-traded and over-the-counter options, futures transactions, forward transactions, and securities sold, not yet purchased.

Credit Risk

Credit risk arises from the potential inability of counterparties to perform their obligations under the terms of a contract. The Consolidated Master Fund is indirectly exposed to credit risk related to the amount of accounting loss that the Investee Funds would incur if a counterparty fails to perform its obligations under contractual terms and if the Investee Funds fail to perform under their respective agreements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2020

8. Income Taxes

The primary difference between book and tax appreciation/depreciation of Investee Funds is attributable to adjustments to the tax basis of Investee Funds based on allocation of income and distributions from Investee Funds and the realization for tax purposes of financial statement unrealized gain/loss. In addition, the cost of Investee Funds for federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Investee Funds. As of March 31, 2020, the aggregate cost of Investee Funds and the composition of unrealized appreciation and depreciation on Investee Funds for federal income tax purposes are noted below.

Federal tax cost of investments in Investee Funds	$50,333,270

Gross unrealized appreciation	19,674,810
Gross unrealized depreciation	(68,373,289)

Net unrealized depreciation	$(48,698,479)

The tax character of dividends paid to shareholders during the year January 1, 2019 to December 31, 2019 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions
$3,687,027	$23,379,595	$27,066,622	$—	$27,066,622

The tax character of dividends paid to shareholders during the year January 1, 2018 to December 31, 2018 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions
$3,278,676	$29,569,532	$32,848,208	$—	$32,848,208

As of the tax year ended October 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$—	$7,621,371	$—	$36,839,188	$44,460,559

The amounts of net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. The timing of dividends from net investment income and distributions from net realized gains distributed during the fiscal year may also differ from the year that the income or realized gain was recorded by the Master Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period the differences arise.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2020

Accordingly, the following permanent differences, primarily due to distribution redesignation, passive foreign investment companies and partnership basis adjustments, have been reclassified to increase (decrease) such accounts during the tax year ended October 31, 2019:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$13,121,112	$(9,515,448)	$(3,605,664)

9. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through the date of financial statement issuance.

The Master Fund has received substantially all of the receivables from investments sold/redeemed on the Consolidated Statement of Assets and Liabilities and the remaining receivables from investments sold/redeemed have been sold in a secondary transaction to a non-affiliated counterparty in order to facilitate the redemption of the Feeder Funds from the Master Fund. Accordingly, the proceeds from such receivables will be returned to shareholders in accordance with the Master Fund’s and Feeder Funds’ respective plans of liquidation.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information

March 31, 2020 (Unaudited)

Management of the Fund

The Consolidated Master Fund’s operations are managed by the Investment Manager under the direction and oversight of the Board of Trustees. A majority of the Trustees are not “interested persons” (as defined in the 1940 Act) of the Consolidated Master Fund or the Investment Manager, (the “Independent Trustees”). The Consolidated Master Fund’s Trustees and officers are subject to removal or replacement in accordance with Massachusetts law and the Master Fund’s Declaration of Trust. The Consolidated Master Fund’s Board of Trustees also serves as the board of trustees of the Feeder Funds.

Compensation for Trustees

Each of the Independent Trustees is paid by the Fund Complex (as defined below) at a rate of $150,000 per fiscal year in the aggregate for his or her services to the Fund Complex (including the subsidiaries of Blackstone Alternative Multi-Strategy Fund, the “Subsidiaries”). Mr. Coates (a Trustee being treated as an “interested person” (as defined in the 1940 Act) of the Fund due to his employment by Envestnet, Inc., which conducts business with certain Investee Funds and may conduct business with the Investment Adviser and its affiliates in the future) is paid by the Fund Complex at a rate of $129,000 per fiscal year in the aggregate for his services to the Fund Complex (excluding the Subsidiaries). The Chairpersons of the Board of Trustees and the Audit Committee are paid by the Fund Complex an additional $35,000 and $15,000, respectively, per fiscal year. These payments are allocated among the Feeder Funds and the other funds in the Fund Complex on the basis of assets under management. The Fund Complex pays for the Trustees travel expenses related to the Board meetings. The Trustees do not receive any pension or retirement benefits from the Fund Complex.

The following table sets forth information regarding the compensation paid to the persons who served as Trustees of the BAAF Funds during the fiscal year ended March 31, 2020.

Name of Independent Trustee	Aggregate Compensation From the BAAF Funds	Total Compensation From the Fund Complex[1]
John M. Brown	$10,529	$185,000
Peter M. Gilbert	$8,282	$150,000
Paul J. Lawler	$8,282	$150,000
Kristen M. Leopold	$9,245	$165,000

Name of Interested Trustee	Aggregate Compensation From the BAAF Funds	Total Compensation From the Fund Complex[1]
Frank J. Coates	$8,282	$129,000
Peter Koffler	None	None

[1]

These amounts represent aggregate compensation for the services of each Trustee to each fund in the Fund Complex, for which each Trustee serves as trustee, including the BAAF Funds, Blackstone Alternative Multi-Strategy Fund, a series of Blackstone Alternative Investment Funds, and the Subsidiaries.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2020 (Unaudited)

Board of Trustees and Officers

The identity of the Trustees and officers of the Fund, and brief biographical information regarding each Trustee and officer during the past five years, is set forth below.

INDEPENDENT TRUSTEES
Name and Year of Birth of Independent Trustees[1]	Position(s) Held with each of the Feeder Funds and the Master Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Trusteeships Held by Trustee
John M. Brown (1959)	Trustee	January 2012 to Present	Retired (2004 – Present)	4	None
Peter M. Gilbert (1947)	Trustee	February 2016 to Present	Retired (2015 – Present); CIO, Lehigh University Endowment Fund (2007 – 2015)	4	None
Paul J. Lawler (1948)	Trustee	January 2012 to Present	Retired (2011 – Present)	4	Trustee, First Eagle Funds (8 portfolios)
Kristen M. Leopold (1967)	Trustee	January 2012 to Present	CFO, WFL Real Estate Services, LLC (2006 – Present); CFO, KL Associates LLC (Hedge Fund Consulting) (2007 – 2014)	4	Trustee, CPG Funds (6 portfolios)

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2020 (Unaudited)

INTERESTED TRUSTEES
Name and Year of Birth of Interested Trustees[1]	Position(s) Held with each of the Feeder Funds and the Master Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Trusteeships Held by Trustee
Frank J. Coates[4] (1964)	Trustee	January 2012 to Present	Executive Managing Director[6], Envestnet, Inc. (Wealth Management Solutions) (2016 – Present); CEO, Wheelhouse Analytics, LLC (Technology Solutions) (2010 – 2016)	4	None
Peter Koffler[5] (1956)	Trustee	December 2012 to Present	Senior Managing Director[6], The Blackstone Group Inc. (“Blackstone”) (2012 – Present); General Counsel, BAAM (2010 – Present) and Blackstone Alternative Investment Advisors LLC (“BAIA”) (2012 – Present); Chief Compliance Officer, BAAM (2008 – 2012, 2018) and BAIA (2018 – Present); Chief Compliance Officer, Blackstone (2013 – 2016)	4	None

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2020 (Unaudited)

OFFICERS
Name and Year of Birth of Officers[1]	Position(s) Held with each of the Feeder Funds and the Master Fund	Term of Office[7] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Gavin (1969)	President (Principal Executive Officer)	November 2011 to Present	Chief Operating Officer & Senior Managing Director[6], Blackstone (2007 – Present)
James Hannigan (1983)	Chief Compliance Officer and Chief Legal Officer	Chief Compliance Officer (August 2016 to Present); Chief Legal Officer (March 2015 to Present) Anti-Money Laundering Officer (August 2016 to September 2018)	Managing Director[6], Blackstone (2018 – Present); Vice President, Blackstone (2013 – 2017)
Charmagne Kukulka (1989)	Interim Secretary	March 2020 to Present	Associate, Blackstone (2020 – Present); Analyst, Blackstone (2015 – 2019)
Natasha Kulkarni (1985)	Secretary	May 2018 to Present	Principal, Blackstone (2020 – Present) Vice President, Blackstone (2016 – 2019); Associate, Blackstone (2013 – 2015)
Arthur Liao (1972)	Treasurer (Principal Financial and Accounting Officer)	November 2011 to Present	Senior Managing Director[6], Blackstone (2016 – Present); Chief Financial Officer, BAAM (2007 – Present) and BAIA (2012 – Present) Managing Director[6], Blackstone (2007 – 2015)
Sherilene Sibadan (1976)	Anti-Money Laundering Officer	July 2019 to Present	Senior Vice President, Blackstone (2016 – Present); Vice President, Blackstone (2013 – 2016)

[1]	Unless otherwise noted, the business address of each officer and Trustee is c/o Blackstone Alternative Asset Management L.P., 345 Park Avenue, 28th Floor, New York, New York 10154.
[2]

Term of office of each Trustee is indefinite, until his or her resignation, removal, replacement or death. Any Trustee of each of the Feeder Funds or the Master Fund may be removed from office in accordance with the provisions of each of the Feeder Fund’s and the Master Fund’s Amended and Restated Agreement and Declaration of Trust and Bylaws.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2020 (Unaudited)

[3]

As of December 31, 2019, the “Fund Complex” consisted of Blackstone Alternative Multi-Strategy Fund, funds managed by Blackstone Alternative Asset Management LP (Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, and Blackstone Alternative Alpha Master Fund), funds managed by Blackstone / GSO Debt Funds Management LLC (Blackstone / GSO Floating Rate Enhanced Income Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone /GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, and Blackstone / GSO Secured Lending Fund), and funds managed by Blackstone Real Estate Income Advisors L.L.C. (Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund).

[4]

Mr. Coates is being treated as an “interested person” of the Fund and the Master Fund, as defined in the 1940 Act, due to his employment by Envestnet, Inc., which conducts business with certain Investment Funds and may conduct business with BAAM and/or its affiliates in the future.

[5]	Mr. Koffler is an “interested person” of the Feeder Funds and the Master Fund, as defined in the 1940 Act, due to his position with BAAM and its affiliates.
[6]	Executive title, not a board directorship.
[7]	Term of office of each Officer is indefinite, until his or her death, resignation, removal or disqualification.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Consolidated Master Fund as of March 31, 2020.

Assets Class(1)	Fair Value	%
Equity	$1,634,791	100.00%

Total Investments	$1,634,791	100.00%

(1)	The complete list of investments included in the listed asset class categories is included in the Consolidated Schedule of Investments of the Consolidated Master Fund’s financial statements.

Form N-PORT Filings

The Consolidated Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters as an exhibit of each fiscal year on Form N-PORT. The Consolidated Master Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov within 60 days after the Consolidated Master Fund’s first and third fiscal quarters. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Master Fund and the Feeder Funds have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Master Fund’s and the Feeder Funds’ portfolio securities, and information regarding how the Master Fund and Feeder Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30, will be available by August 31 of that year (1) without charge, upon request, by calling toll free, 1-855-890-7725 and (2) on the SEC’s website at http://www.sec.gov.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2020 (Unaudited)

Board Approval of the Continuance of the Investment Management Agreements

At a joint meeting of the Boards of the Master Fund, Blackstone Alternative Alpha Fund (“BAAF”), and Blackstone Alternative Alpha Fund II (“BAAF II,” and together with the Master Fund and BAAF, the “Funds”) held in person on February 20-21, 2020, the Board, including a majority of the Independent Trustees, considered and unanimously approved the Investment Management Agreements (the “Investment Management Agreements”) between each Fund and BAAM. The Board and the Independent Trustees present also considered and unanimously approved the Investment Management Agreement between the Intermediate Fund and BAAM. Because the Intermediate Fund is a wholly-owned subsidiary of the Master Fund, the Board and the Independent Trustees present evaluated its Investment Management Agreement in conjunction with that of the Master Fund, not separately, and references to the Master Fund’s Agreement should be considered to include reference to the Intermediate Fund Investment Management Agreement.

The Independent Trustees were assisted in their review of the BAAM Investment Management Agreements by independent legal counsel. The Board requested and evaluated all the information it deemed reasonably necessary under the circumstances in connection with the approval of the BAAM Investment Management Agreements. Prior to the meeting, the Board received, among other things, (1) materials prepared by independent legal counsel regarding the relevant factors to consider in connection with the approval of the continuation of the BAAM Investment Management Agreements; (2) materials prepared by BAAM relating to, among other things, BAAM’s experience and qualifications to serve as adviser to the Funds for the duration of the Funds’ wind-down and liquidation; (3) information relating to the waiver by BAAM of the management fees charged to the Funds; (4) analysis of BAAM’s expected profitability for providing services to the Funds; and (5) information regarding BAAM’s Code of Ethics and compliance program.

At the meeting, there was a discussion regarding the materials that had been provided to the Board, the terms of the BAAM Investment Management Agreements, the services being provided by BAAM, and other relevant considerations. Following this discussion, the Board, including all of the Independent Trustees present, determined to renew each Investment Management Agreement for an additional period of no more than twelve months on the basis of the following considerations:

Nature, Extent, and Quality of the Services

The Board discussed BAAM’s personnel, operations, and financial condition and considered: (i) the background and experience of key investment personnel and BAAM’s ability to attract and retain talent; (ii) BAAM’s significant risk management, compliance, and operational efforts; and (iii) BAAM’s relationships with distribution partners and oversight of and interaction with service providers. The Board concluded that the nature, extent, and quality of the management services provided were appropriate and thus supported a decision to renew the Investment Management Agreements. The Board also concluded that BAAM likely would be able to provide during the Funds’ wind-down and liquidation the same quality of investment management and related services as provided in the past and that these services are appropriate in scope and extent in light of the Funds’ and the Intermediate Fund’s planned liquidation.

Investment Performance

The Board received and reviewed information about the Funds’ performance including (i) the one year, inception-to-date, quarter-to-date, and trailing three months performance information of BAAF and Advisor Class III Shares of BAAF II, each in comparison to the HFRI Equity Hedge Index, HFRI Fund Weighted Composite Index, Russell 2000 Index, S&P 500 Index, MSCI World Index, Barclays Aggregate Bond Index, and a custom benchmark index (the “Comparative Indices”); (ii) the historical monthly performance of BAAF and Advisor Class III Shares of BAAF II since inception (net of fees and expenses); and (iii) the inception-to-date standard deviation (a measurement of volatility) and Sharpe ratio (a measurement of

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2020 (Unaudited)

risk-adjusted return) of each of BAAF and Advisor Class III Shares of BAAF II, each in comparison to those of the Comparative Indices.

Given that each of the Funds has commenced winding down its investment program, the Board concluded that consideration of each Fund’s performance was not particularly relevant to the approval of the continuance of the Investment Management Agreements.

Fees and Expenses

In connection with the planned liquidation of the Funds, BAAM has agreed, effective as of January 1, 2020, to waive any management fees paid to it by the Funds pursuant to the Investment Management Agreements. As such, the Board concluded that BAAM’s fees and expense for the calendar year ended December 31, 2019 were not particularly relevant to the approval of the continuance of the Investment Management Agreements.

Costs of Services and Profitability

Given that the Funds have commenced winding down their investment programs and that BAAM has determined to waive any management fees during this process, the Board concluded that the cost of services and BAAM’s profitability were not particularly relevant to the approval of the continuance of the Investment Management Agreements.

Economies of Scale

Given that the Funds have commenced winding down their investment programs, the Board concluded that economies of scale were not particularly relevant to the approval of the continuance of the Investment Management Agreements.

Other Benefits

The Board discussed other potential benefits that BAAM may receive from the Funds. The Board noted that BAAM indicated that it does not expect to receive significant ancillary, soft dollar, or other “fall out” benefits as a result of its relationship with the Funds. The Board concluded that other benefits derived by BAAM from its respective relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to each of the Funds and its shareholders, and are consistent with industry practice and the best interests of each Fund and its shareholders.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under each of the Investment Management Agreements were fair and reasonable with respect to the services that BAAM provides to the Funds and in light of the other factors described above that the Board deemed relevant. The Board, including all of the Independent Trustees, determined to approve the continuation of the Investment Management Agreements based on a comprehensive consideration of all information presented to the Board at its meetings throughout the year and not as a result of any single controlling factor. The Board was assisted by the advice of independent legal counsel in approving the Investment Management Agreements.

Additional Information

The Master Fund’s prospectus and statement of additional information includes additional information about the Trustees of the Fund. The prospectus and statement of additional information is available, without charge, upon request by calling 1-855-890-7725.

Blackstone Alternative Alpha Master Fund

Trustees

John M. Brown, Chairman

Frank J. Coates

Peter M. Gilbert

Paul J. Lawler

Kristen M. Leopold

Peter Koffler

Investment Manager

Blackstone Alternative Asset Management L.P.

345 Park Avenue

New York, New York 10154

Administrator and Fund Accounting Agent

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Custodian

Bank of New York Mellon Corporation

101 Barclay Street, 17W

New York, NY 10286

Transfer Agent

State Street Bank and Trust Company

1 Heritage Drive

North Quincy, MA 02171

Officers

Brian F. Gavin, President and Principal Executive Officer

Arthur Liao, Treasurer and Principal Financial and Accounting Officer

James Hannigan, Chief Legal Officer and Chief Compliance Officer

Charmagne Kukulka, Interim Secretary

Natasha Kulkarni, Secretary

Sherilene Sibadan, Anti-Money Laundering Officer

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Alternative Alpha Master Fund for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

You can request a copy of the Fund’s registration statement without charge by calling the Fund’s transfer agent at 1-855-890-7725.

Item 2.	Code of Ethics.

(a) The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No disclosures are required by this Item 2(b).

(c) The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”) was amended (i) to provide examples of conflicts of interest relevant to the Registrant’s principal executive officer and principal financial officer (“Covered Persons”), including the types of relationships that should be disclosed to the Registrant’s chief compliance officer; (ii) to note certain disclosure, reporting, and confidentiality obligations, such as the obligation to provide fair and full responses to any questionnaires and the obligation to encourage and counsel other persons to adhere to the standards under the Code; (iii) to codify the procedures the Registrant will follow in enforcing the Code; and (iv) to incorporate an affirmation in which a Covered Person affirms that such Covered Person received, read and understands the Code, has complied with the requirements of the Code during the applicable reporting period, and will cooperate with any investigation or inquiry into a violation of the Code. Other non-material changes were also made in connection with this amendment. A copy of the amended Code is filed as an exhibit to this Form N-CSR.

(d) There have been no waivers granted by the Registrant to individual’s covered by the Registrant’s code of ethics during the reporting period for this form N-CSR.

(e) Not applicable.

(f) A copy of the Registrant’s code of ethics is attached as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee (the “Committee”).

    (2) The audit committee financial expert is Kristen M. Leopold, who is “independent” for purposes of this Item 3 of Form N-CSR.

    (3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

	Current Fiscal Year	Previous Fiscal Year
(a) Audit Fees	$84,000	$84,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees(1)	$24,360	$24,360
(d) All Other Fees	$0	$0

(1)	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1) Disclose the Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The charter for the Committee requires that the Committee pre-approve (i) all audit and non-audit services that the Registrant’s independent auditors provide to the Registrant, and (ii) all non-audit services that the Registrant’s independent auditors provide to Blackstone Alternative Asset Management L.P., the investment adviser of the Registrant (“BAAM”), and any entity controlling, controlled by, or under common control with BAAM that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Current Fiscal Year	Previous Fiscal Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

Current Fiscal Year	Previous Fiscal Year
$0	$0

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

These policies are included as Exhibit 13(c).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Managers and Description of Role of Portfolio Managers – as of May 26, 2020

Each of Blackstone Alternative Alpha Fund (“BAAF”) and Blackstone Alternative Alpha Fund II (“BAAF II”) is a “feeder fund” that invests substantially all of its assets in the Registrant (together with BAAF and BAAF II, the “BAAF Funds”). BAAM’s Investment Committee has primary responsibility for the day-to-day management of the portfolio of such funds. Information regarding the portfolio managers serving on BAAM’s Investment Committee is set forth below.

Name	Portfolio Manager of the Fund Since	Title and Recent Bibliography
Gideon Berger	2016	2008-Present: Senior Managing Director, The Blackstone Group Inc. (“Blackstone”) (Hedge Fund Solutions)

Min Htoo	2017	2017-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions); 2014-2016: Founder and Chief Investment Officer, Anandar Capital Management; 2005-2013: Partner, Magnetar Capital LLC

Robert Jordan	2016	2013-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions) 2011-2012: Managing Director, Blackstone (Hedge Fund Solutions)

Ian Morris	2016	2016-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions); 2011-2015: Managing Director, Blackstone (Hedge Fund Solutions)

Alberto Santulin	2012	2005-Present: Managing Director, Blackstone (Hedge Fund Solutions)

Ilan Sender	2018	2015-Present: Managing Director, Blackstone (Hedge Fund Solutions)

Stephen Sullens	2016	2006-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)

(a)(2) Other Accounts Managed by Portfolio Managers

As of March 31, 2020, the table below identifies the number of accounts (other than the Registrant, BAAF or BAAF II) for which the Portfolio Manager of the Registrant (the “Portfolio Manager”) has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment funds and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based
Gideon Berger	Registered Investment Companies	1	$6.6 billion	0	$0
	Other Pooled Investment Vehicles	181	$80.3 billion	104	$52.4 billion
	Other Accounts	0	$0	0	$0
Min Htoo	Registered Investment Companies	1	$6.6 billion	0	$0
	Other Pooled Investment Vehicles	165	$71.7 billion	96	$43.7 billion
	Other Accounts	0	$0	0	$0
Robert Jordan	Registered Investment Companies	1	$6.6 billion	0	$0
	Other Pooled Investment Vehicles	165	$71.7 billion	96	$43.7 billion
	Other Accounts	0	$0	0	$0
Ian Morris	Registered Investment Companies	1	$6.6 billion	0	$0
	Other Pooled Investment Vehicles	165	$71.7 billion	96	$43.7 billion
	Other Accounts	0	$0	0	$0
Stephen Sullens	Registered Investment Companies	1	$6.6 billion	0	$0
	Other Pooled Investment Vehicles	172	$74.0 billion	103	$46.0 billion
	Other Accounts	0	$0	0	$0
Alberto Santulin	Registered Investment Companies	1	$6.6 billion	0	$0
	Other Pooled Investment Vehicles	1	$1.8 billion	1	$1.8 billion
	Other Accounts	0	$0	0	$0
Ilan Sender	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interest. BAAF and BAAF II (each, a “Feeder Fund” and collectively, the “Feeder Funds) and the Master Fund are subject to a number of actual and potential conflicts of interest.

Allocation of Investment Opportunities

If an investment opportunity is appropriate for a Feeder Fund, the Master Fund and one or more BAAM Multi-Manager Funds (as defined below), BAAM affiliates or their clients (collectively, “Other BAAM Clients”), BAAM intends to allocate such opportunity in accordance with BAAM’s written allocation procedures, which are governed by the principle of fair and equitable allocation, taking into account the relevant investment objectives, strategies, risk parameters, time horizons, and other criteria, which may include, among other things, the relative sizes of the funds/accounts and amounts of capital available for investment, relative exposure to market trends, available capacity, liquidity needs, volatility and leverage considerations, diversification considerations and other market risk factors, contractual restrictions and guidelines, minimum and maximum investment sizes, tax and operational considerations, legal and regulatory factors, and similar factors. “BAAM Multi-Manager Funds” is defined as multi-manager funds or accounts (i) for which BAAM, or any of its affiliates within Blackstone’s Hedge Fund Solutions Group, acts as an investment manager, managing member, general partner, or in a similar capacity and (ii) in which underlying investments generally are made with or through third-party portfolio managers (and also, in certain cases, directly).

Capacity

To the extent that BAAM Multi-Manager Funds as well as entities affiliated with BAAM invest in private investment funds and managed accounts through third-party investment managers that limit the amount of assets and the number of accounts that they manage, BAAM could be required to choose among a Feeder Fund, the Master Fund, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such third-party investment managers. Similarly, to the extent that BAAM Multi-Manager Funds and other entities affiliated with BAAM wish to invest in specific opportunities (e.g., co-investments) directly or through third-party managers, where such opportunities also are of interest to the Feeder Fund and the Master Fund and are limited in capacity, BAAM could be required to choose among the Feeder Fund, the Master Fund, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such opportunities. In both of these scenarios, BAAM intends to allocate such opportunities in a fair and equitable manner and in accordance with BAAM’s written allocation procedures, taking into account the relevant investment objectives, strategies, risk parameters, time horizons, and other criteria, which may include, among other things, the relative sizes of the funds/accounts and amounts of capital available for investment, relative exposure to market trends, available capacity, liquidity needs, volatility and leverage considerations, diversification considerations and other market risk factors, contractual restrictions and guidelines, minimum and maximum investment sizes, tax and operational considerations, legal and regulatory factors, and similar factors.

Financial Interests in Underlying Managers

BAAM and its affiliates have financial interests in investment vehicles and asset managers, which interests may give rise to potential conflicts of interest between the Feeder Fund, the Master Fund and other investment vehicles managed by other asset managers. BAAM and its affiliates will endeavor to manage these potential conflicts in a fair and equitable manner, subject to legal, regulatory, contractual or other applicable considerations. These potential conflicts principally relate to the following:

Blackstone-Owned Managers

Affiliates of BAAM currently (and in the future may) hold ownership interests in, or are (and in the future may be) otherwise affiliated with, various investment managers (each fund managed by such an investment manager, a “Blackstone Affiliated Fund”). These ownership interests range from minority to 100%. Blackstone could receive a substantial portion of the revenues attributable to Blackstone Affiliated Funds. The nature of BAAM’s or its affiliates’ relationship with the Blackstone Affiliated Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Feeder Funds and the Master Fund may not be able to invest in the Blackstone Affiliated Funds, even if the investment would be appropriate for the Feeder Fund or the Master Fund. If an investment in a Blackstone Affiliated Fund is not prohibited under the 1940 Act, BAAM may have an incentive to allocate the Feeder Funds’ or the Master Fund’s assets to such Blackstone Affiliated Fund since affiliates of BAAM have a direct or indirect financial interest in the success of such fund.

Blackstone Strategic Alliance Advisors L.L.C.

Blackstone Strategic Alliance Advisors L.L.C. (“BSAA”), an affiliate of BAAM, manages certain funds (each, a “Strategic Alliance Fund”) that make seed investments in investment vehicles (“Emerging Manager Vehicles”) managed by emerging fund managers (“Emerging Managers”). In connection with these seed investments, the Strategic Alliance Fund generally receives economic participation from the Emerging Manager Vehicles in the form of profit sharing or equity interests, or other contractual means of participating in the business of the Emerging Manager Vehicle. The nature of BAAM’s or its affiliates’ relationship with the Emerging Manager Vehicles means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Feeder Funds and the Master Fund may not be able to invest in the Emerging Manager Vehicles, even if the investment would be appropriate for a Feeder Fund or the Master Fund.

To the extent that an investment by a Feeder Fund or the Master Fund in an Emerging Manager Vehicle would not be prohibited under the 1940 Act, the investment generally would benefit the Strategic Alliance Fund and a withdrawal/redemption by the Feeder Fund or the Master Fund from such fund generally would be detrimental to the Strategic Alliance Fund. In particular, to the extent that a BAAM Multi-Manager Fund (including the Feeder Funds or the Master Fund) invests with an Emerging Manager, the Strategic Alliance Fund will receive a portion of the revenue the Emerging Manager receives in respect of the BAAM Multi-Manager Fund’s investment. Accordingly, in the case of such an investment there will be a conflict between BAAM’s fiduciary obligation to the Feeder Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the Strategic Alliance Funds, on the other hand. In order to mitigate the conflict, BSAA and the Strategic Alliance Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from the BAAM Multi-Manager Fund’s investment with an Emerging Manager. Those amounts will be passed through or rebated to the investing Fund. This pass through/rebate generally also applies in the case of investments with an Emerging Manager outside of its commingled vehicle. The BAAM Multi-Manager Funds (including the Feeder Funds and the Master Fund) will not otherwise participate in any of the economic arrangements related to any Emerging Manager with which they invest.

There is significant overlap between BAAM’s and BSAA’s investment committees.

Blackstone Strategic Capital Advisors L.L.C.

Blackstone Strategic Capital Advisors L.L.C. (“BSCA”), an affiliate of BAAM, manages certain funds (the “BSCA Funds”) that make investments typically in the form of equity interests or revenue shares in established alternative asset managers (the “Strategic Capital Managers”). The nature of BAAM’s relationship with BSCA and BSCA’s relationship with the Strategic Capital Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Feeder Funds and the Master Fund may not be able to invest in funds managed by a Strategic Capital Manager, even if the investment would be appropriate for a Feeder Fund or the Master Fund.

To the extent that an investment by a Feeder Fund or the Master Fund in a fund managed by a Strategic Capital Manager would not be prohibited under the 1940 Act, it generally would benefit the BSCA Funds and a withdrawal/redemption by the Feeder Fund or the Master Fund from such fund generally would be detrimental to the BSCA Funds. Accordingly, in the case of such an investment there will be a conflict between BAAM’s fiduciary obligation to the Feeder Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the BSCA Funds, on the other hand.

In particular, to the extent that a BAAM Multi-Manager Fund (including the a Feeder Fund or the Master Fund) invests with a Strategic Capital Manager, the BSCA Funds will receive a portion of the revenue the Strategic Capital Manager receives in respect of the BAAM Multi-Manager Fund’s investment. Accordingly, in the case of such an investment there will be a conflict between BAAM’s fiduciary obligation to the Feeder Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the BSCA Funds, on the other hand. In order to mitigate the conflict, BSCA and the BSCA Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from the Feeder Fund’s or the Master Fund’s investment with a Strategic Capital Manager. Those amounts will be passed through or rebated to the Feeder Fund or Master Fund. This pass through/rebate generally also applies in the case of investments with a Strategic Capital Manager outside of its commingled vehicles. The BAAM Multi-Manager Funds (including the Feeder Funds and the Master Fund) will not otherwise participate in any of the economic arrangements related to any Strategic Capital Manager with which they invest.

There is significant overlap between BAAM’s and BSCA’s investment committees.

Blackstone Policies and Procedures

Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will fom time to time reduce the synergies across Blackstone’s various businesses that the Feeder Funds and the Master Fund expect to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight, and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that the Feeder Funds and the Master Fund expect to utilize for purposes of finding attractive investments. For example, the Investment Manager generally will be restricted from investing in (i) portfolio companies of Blackstone’s private equity business and (ii) issuers with respect to which any investment advisor in the Blackstone Hedge Fund Solutions group has received material non-public information (the “Restricted Issuers”). These restrictions generally will not apply to Portfolio Managers. Other than with respect to the Restricted Issuers, the Investment Manager generally will be permitted to invest in issuers in which funds and accounts managed by affiliates of the Investment Manager have an interest. The Investment Manager could be forced to sell or could be restricted from selling existing investments, or could be precluded from making new investments, as a result of a relationship that Blackstone has or as a result of investments Blackstone and its clients and affiliates have made.

Blackstone maintains information barriers that are designed to protect against the improper possession and/or use of material non-public information. Generally, no employee of the Investment Manager is permitted to contact an employee of another Blackstone group outside of the Blackstone Hedge Fund Solutions group, and vice versa, about a substantive business matter, without consent of the compliance department of the Investment Manager and, if appropriate, having the compliance department chaperone such contact. Prior to receiving confidential information each Blackstone group typically seeks to limit the impact that such receipt will have on other Blackstone groups by, among other things, limiting the applicability of any confidentiality agreement to the particular Blackstone group(s) that receive the confidential information. With respect to the Investment Manager’s ability to allocate investment opportunities to the Feeder Fund and the Master Fund where such opportunities are within the common investment programs of the Feeder Fund and other clients of the Hedge Fund Solutions group, Blackstone has established general guidelines for determining how such allocations are made, which, among other things, sets forth priorities and presumptions regarding allocation for certain types of investments and other matters. The application of those guidelines could result in the Feeder Fund and the Master Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which it would have otherwise participated had the related allocations been determined without regard to such guidelines. It may also be the case that the Feeder Fund and the Master Fund will benefit from the relationships of other clients of the Hedge Fund Solutions group and Blackstone with respect to the availability of a particular investment opportunity.

Blackstone Proprietary Funds

From time to time, Blackstone hires or enters into a partnership or other arrangement with one or more investment professionals to form and manage private investment funds or separately managed accounts pursuing alternative investment strategies (“Proprietary Funds”). Blackstone generally will receive a substantial portion of the revenues attributable to these Proprietary Funds, in some instances greater than the revenues it receives from the Feeder Fund or the Master Fund. Blackstone has formed several Proprietary Funds and expects to form additional Proprietary Funds in the future. The nature of BAAM’s or its affiliates’ relationship with the Proprietary Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Feeder Funds and the Master Fund typically will not be able to invest in the Proprietary Funds, even if the investment would be appropriate for a Feeder Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Feeder Funds and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

Middle- and Back-Office Services

BAAM owns a non-controlling, minority equity interest in Arcesium LLC (“Arcesium”) and the President of the Feeder Funds and the Master Fund, who is also the Chief Operating Officer of BAAM, serves on the board of Arcesium. To the extent permitted by the 1940 Act, Arcesium provides certain middle- and back-office services and technology to one or more Portfolio Managers and Investment Funds. The services and technology provided to the applicable Investment Funds by Arcesium are expected to support various post-trade activities, including trade capture, cash and position reconciliations, asset servicing, margin and collateral monitoring, pricing-related services, portfolio data warehousing, related recordkeeping, and other services and technology as agreed between the applicable Portfolio Managers and Arcesium. From time to time, BAAM recommends Arcesium’s services to certain Portfolio Managers, and certain Portfolio Managers from time to time have hired or in the future may hire Arcesium. BAAM does not require any Portfolio Managers to hire Arcesium as a condition to investing in the Investment Funds of said Portfolio Managers nor does it favor Portfolio Managers who use Arcesium over Portfolio Managers who use other qualified middle- and back-office services providers when selecting Portfolio Managers for the Fund’s portfolio.

In return for its services, Arcesium typically receives a one-time upfront implementation fee, an annual software use and service fee (partly based on the relevant fund’s net asset value), and a monthly financial operations services fee (also based on the relevant fund’s net asset value) (such fees in the aggregate, the “Arcesium Fees”). The Arcesium Fees will be negotiated directly by Arcesium and the Portfolio Managers. Because the Arcesium Fees are based, in part, on the net asset value of a fund, which, in the case of the Fund, is generally determined by the Administrator under the supervision of BAAM, there are conflicts with respect to calculation of the fees. Additional information regarding the Arcesium Fees is available from BAAM upon request.

In connection with BAAM’s minority equity ownership interest in Arcesium, BAAM is expected to receive cash distributions from Arcesium from time to time. In accordance with applicable law, these cash distributions are expected to be used to reimburse BAAM for the operating expenses of Arcesium for which BAAM has previously paid. Following such expected reimbursement, cash received by BAAM from Arcesium will be applied to reimburse funds/accounts that are managed by BAAM or its affiliates for the amount of Arcesium Fees paid by such entities to Arcesium. Accordingly, a fund could be reimbursed in part or in full for its payment of Arcesium Fees; however, there is no guarantee of reimbursement in any event. In the event that cash distributions received by BAAM from Arcesium with respect to these funds’/accounts’ use of Arcesium exceed the Arcesium Fees paid by the funds/accounts, any excess amounts will be retained by BAAM. In addition, in the event that Arcesium is sold to a third-party, there is no guarantee that BAAM will continue to receive such cash distributions and that the funds/accounts will be reimbursed for any portion of the Arcesium Fees paid by it.

Allocation of Expenses

From time to time, BAAM will be required to decide whether costs and expenses are to be borne by the Feeder Funds and the Master Fund, on the one hand, or by BAAM or the Administrator, on the other, and/or whether certain costs and expenses should be allocated between or among the Feeder Funds and the Master Fund and other parties. BAAM will make all such allocation judgments in its fair and reasonable discretion, notwithstanding its interest in the outcome, and will make corrective allocations should it determine, based on periodic reviews, that such corrections are necessary or advisable. There can be no assurance that a different manner of allocation would not result in the Fund bearing less (or more) expenses.

Other Activities of Blackstone, BAAM and its Affiliates

BAAM devotes to the Feeder Funds and the Master Fund as much time as is necessary or appropriate, in its judgment, to manage the Feeder Funds’ and the Master Fund’s activities. Certain inherent conflicts of interest arise from the fact that BAAM, Blackstone and their affiliates act on behalf of the Feeder Funds and the Master Fund and may also carry on investment activities for a significant number of other clients (including registered investment companies and other investment funds sponsored by BAAM, Blackstone or their affiliates) in which a Feeder Fund or the Master Fund has no interest. In certain instances, the investment strategies and objectives of these other clients are similar to, or overlap with, the investment objective and strategy of the Feeder Fund or the Master Fund. These activities could be viewed as creating a conflict of interest in that BAAM’s time will not be devoted exclusively to the business of the Feeder Fund or the Master Fund but will be allocated among the Feeder Fund, the Master Fund and BAAM’s other clients.

BAAM’s future investment activities, including the establishment of registered investment companies and other investment funds, will give rise to additional conflicts of interest. In addition, the activities in which Blackstone and its affiliates are involved could limit or preclude the flexibility that a Feeder Fund or the Master Fund may have to participate in investments in other ways. The Feeder Fund or the Master Fund could be forced to waive voting rights or sell or hold existing investments as a result of relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. In addition, BAAM could determine not to invest the Feeder Fund’s or the Master Fund’s assets in an Investment Fund, or could withdraw/redeem all or a portion of an existing Feeder Fund or Master Fund investment in an Investment Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Feeder Fund, the Master Fund and BAAM’s other clients if that investment was made or maintained. To the extent that the adverse regulatory implications are attributable to the Feeder Fund’s or Master Fund’s investment, BAAM could cause the Feeder Fund or Master Fund to withdraw/redeem prior to other BAAM clients.

BAAM’s investment activities, including the establishment of other investment funds and providing advisory services to discretionary or non-discretionary clients (see “Non-Discretionary/Advisory Clients” below), will give rise to additional conflicts of interest. BAAM has no obligation to purchase or sell, or recommend for purchase or sale for a Feeder Fund or the Master Fund, any investment that BAAM or its affiliates may purchase or sell, or recommend for purchase or sale for their own accounts, for the accounts of family members or for the account of any other client or investment fund. From time to time, situations arise in which private investment funds or accounts managed by BAAM or its affiliates have made investments which would have been suitable for investment by a Feeder Fund or the Master Fund but, for various reasons, were not pursued by, or available to, the Feeder Fund or the Master Fund. BAAM, Blackstone and their affiliates could also engage in business activities unrelated to the Feeder Funds and the Master Fund that create conflicts of interest. BAAM, Blackstone, their affiliates and any of their respective officers, directors, partners, members or employees, may invest for their own account in various investment opportunities, including in investment funds, in which a Feeder Fund or the Master Fund have no interest. BAAM could determine that an investment opportunity in a particular investment is appropriate for a particular account, or for itself, but not for the a Feeder Fund or the Master Fund.

Blackstone employees, including employees of BAAM, are permitted to invest in hedge funds or other investment entities, including potential competitors of the Fund. Investors will not receive any benefit from any such investments.

Non-Discretionary/Advisory Clients

BAAM provides advisory services, typically on a non-discretionary basis, regarding the hedge fund portfolios of certain clients. BAAM could communicate investment recommendations to such clients prior to the full implementation of such recommendations by BAAM for the Feeder Funds, the Master Fund, BAAM Multi-Manager Funds or other discretionary clients. If so, the Feeder Funds, the Master Fund, BAAM Multi-Manager Funds and BAAM’s other discretionary clients would be seeking to obtain limited capacity from Investment Funds at the same time as such non-discretionary clients. Similarly, to the extent that an Investment Fund imposes redemption limitations, actions taken by non-discretionary clients could be adverse to the Feeder Funds, the Master Fund, BAAM Multi-Manager Funds or other discretionary accounts. In addition, through receiving investment recommendations, non-discretionary clients could from time to time effectively have access to or have the right to obtain information about investment decisions made for the Feeder Funds, the Master Fund, BAAM Multi-Manager Funds or other discretionary clients. Based on such information, the non-discretionary clients may take actions that are adverse to the Feeder Funds, the Master Fund, BAAM Multi-Manager Funds or other discretionary BAAM clients.

Transactions Between the Fund and Other BAAM Clients

BAAM, to the extent permitted by applicable law, including the 1940 Act, could cause a Feeder Fund or the Master Fund to purchase investments from, to sell investments to or to exchange investments with any of its or Blackstone’s affiliates. Any such purchases, sales or exchanges generally will be effected at the current market price of the investment.

Service Providers, Vendors and Other Counterparties Generally

Certain service providers, counterparties and vendors (“Service Providers”) to the Feeder Funds, the Master Fund, BAAM, or Investment Funds (including, without limitation, accountants, administrators, lenders, bankers, brokers, attorneys, consultants, research providers and investment or commercial banking firms) provide goods or services to, and/or have other relationships with (including being affiliates of), Blackstone or Portfolio Managers of the Investment Funds. Service Providers are permitted to be investors in the Feeder Funds and/or other affiliates of Blackstone or Portfolio Managers of the Investment Funds. They could also be sources of financing and investment opportunities for, co-investors with, commercial counterparties of, or entities in which, Blackstone, other Blackstone clients and/or Portfolio Managers of the Investment Funds have an investment (directly or indirectly). As such, payments by the Feeder Funds, the Master Fund, the Adviser, and their affiliates to Service Providers could indirectly benefit Blackstone, the other Blackstone clients and/or Portfolio Managers of the Investment Funds. Also, Service Providers could have other commercial or personal relationships with Blackstone, other Blackstone clients, and/or Portfolio Managers of the Investment Funds. Although Blackstone selects Service Providers it believes are most appropriate in the circumstances based on its knowledge of Service Providers (which knowledge is generally greater in the case of Service Providers that are affiliates of, or that have other relationships with, Blackstone), the relationship of Service Providers to Blackstone or Portfolio Managers of the Investment Funds as described above could influence Blackstone or the Portfolio Managers in deciding whether to select or recommend a Service Provider to perform services for the Fund or the Investment Funds, the cost of which could, subject to applicable law and contractual restrictions or limitations, if any, be borne directly or indirectly by the Feeder Funds or the Master Fund.

(a)(3) Compensation of Portfolio Managers – as of March 31, 2020

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by BAAM or its affiliates and not by the Registrant, BAAF, or BAAF II. A portion of the discretionary bonus may be paid in shares of stock or stock options of The Blackstone Group Inc., the parent company of BAAM (“Blackstone”), which stock options may be subject to certain vesting periods. The amount of the Portfolio Managers’ discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of BAAM and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of BAAM; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to BAAM derived from the management of the Registrant, BAAF, BAAF II, and the other accounts managed by BAAM; the absolute performance of the Registrant, BAAF, BAAF II, and such other accounts for the preceding year; contributions by the Portfolio Manager in assisting with managing the assets of BAAM; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

(a)(4) Securities Ownership of Portfolio Managers

The table below shows the dollar range of the interests of the Registrant beneficially owned by each Portfolio Manager as of March 31, 2020.

Portfolio Manager	Registrant
Gideon Berger	None
Min Htoo	None
Robert Jordan	None
Ian Morris	None
Stephen Sullens	None
Alberto Santulin	None
Ilan Sender	None

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are attached hereto.

(c)	Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Blackstone Alternative Alpha Master Fund

By (Signature and Title)	/s/ Brian F. Gavin
Brian F. Gavin, President (Principal Executive Officer)
Date May 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Gavin
Brian F. Gavin, President (Principal Executive Officer)
Date May 26, 2020

By (Signature and Title)	/s/ Arthur Liao
Arthur Liao, Treasurer (Principal Financial and Accounting Officer)
Date May 26, 2020